CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
Net income	$ 1,715	$ 1,756
Other comprehensive income (loss), net of tax-related effects:
Unrealized holding gains (losses) on securities available for sale during the year, net of tax (benefit) of $0 and $0 in 2012 and 2011, respectively	0	(1)
Comprehensive income	$ 1,715	$ 1,755